Exhibit 13.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ran Shalev, the Chief Financial Officer of Freightos Limited (the “Company”), hereby certify, that, to my knowledge:

1.The Annual Report on Form 20-F for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2024

/s/ Ran Shalev
Name: Ran Shalev
Title: Chief Financial Officer (Principal Financial Officer)